EXHIBIT 10.4

AMENDMENT NO. 2

This AMENDMENT (this "Amendment") dated as of February 29, 2012 is by and between NRG West Holdings LLC, as Borrower and Credit Agricole Corporate and Investment Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in Appendix A to the Credit Agreement.

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of August 23, 201 l, as amended by Amendment No. 1 dated as of October 7, 20 l 1 (the "Credit Agreement");

WHEREAS, the Borrower has requested that the Requisite Financing Parties approve this amendment of the Credit Agreement on the terms and subject to the conditions herein specified; and

WHEREAS, the Requisite Financing Parties have consented to this amendment of the Credit Agreement on the terms and subject to the conditions herein specified and directed the Administrative Agent to therefore execute and deliver this Amendment in accordance with Section 11.10 of the Credit Agreement;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby established and confirmed, the parties hereto hereby agree as follows:

1.Amendments to the Credit Agreement.

(a)The Parties hereby agree that Appendix J of the Credit Agreement is hereby amended, with effect as of the date hereof, as follows:

(i)	by deleting "May 2, 2012" opposite the caption "Scheduled Delivery Date for ACHE Air Cooler Fan Assembly for Unit l" and replacing it with "May 28, 2012"; and

(ii)	by deleting "May 31, 2012" opposite the caption "Scheduled Delivery Date for ACHE Air Cooler Fan Assembly for Unit 2" and replacing it with "June 25, 2012".

(b)The Parties hereby agree that the Credit Agreement is hereby amended, with effect as of its original date of execution, by deleting Appendix F to the Credit Agreement in its entirety and replacing it with the new Appendix Fas set forth in Schedule I hereto.

2.No Waivers; Etc. Except as expressly provided in this Amendment, (i) all of the terms and conditions of the Financing Documents remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified and

(ii) neither the Administrative Agent nor any Financing Party waives any Default or Event of Default, or any right or remedy available to the Administrative Agent or any Financing Party under the Financing Documents, whether any such defaults, rights or remedies presently exist or arise in the future. Notwithstanding anything contained herein, the amendments contained in this Amendment (i) are limited as specified, (ii) are effective only with respect to the transactions described in this Amendment for the specific instance and the specific purpose for which it is given, (iii) shall not be effective for any other purpose or transaction and (iv) do not constitute an amendment or basis for a subsequent consent or waiver of any of the provisions of the Financing Documents.

3.Representations and Warranties.    The Borrower hereby represents and warrants that each of the representations and warranties set forth in the Credit Agreement are true and correct on and as of the date hereof as they relate to the execution and delivery of this Amendment and are otherwise true and correct on the date hereof in all material respects after giving effect thereto.

4.Full Force and Effect; Ratification. This Amendment shall be construed in connection with and as part of the Credit Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Credit Agreement are hereby ratified and shall remain in full force and effect, enforceable in accordance with their respective terms.

5.References to the Credit Agreement.    Any and all notices, requests, certificates and other instruments executed and delivered after the Etlective Date may refor to any Financing Document without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.

6.Financing Document. Each of the parties hereto acknowledges and agrees that this Amendment shall be deemed a "Financing Document" for all purposes under the Credit Agreement.

7.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF LA W PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

[Remainder of Page Intentionally Left Blank]

JN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the day and year first above written.

NRG WEST HOLDINGS LLC,
as Borrower
By: /s/ Scott Valentino
Name:Scott Valentino
Title: President

By:
Name:
Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Administrative Agent
By:/s/ Edward Chu
Name: Edward Chu
Title:Vice President

By: /s/ Arnaud Schaller
Name: Arnaud Schaller
Title:Vice President

EXHIBIT 10.4

SCHEDULE 1
COMMITMENTS
(attached)

EXHIBIT 10.4

	COMMITMENTS

Lender and/or Issuing Bank	Tranche A	Tranche B	Revolving	TALC	DSR
	Construction Loan	Construction Loan	Commitment	Percentage	Commitment
	Commitment	Commitment

Credit Agricole Corporate and Investment Bank	4.37500000%	16.66666667%	0.00000000%	23.33333333%	8.33333333%
Mizuho Corporate Bank, Ltd.	1.66666667%	16.66666667%	0.00000000%	0.00000000%	79. 16666667%
The Royal Bank of Scotland pie	2.08333333%	16.66666667%	0.00000000%	27.77777778%	0.00000000%
ING Capital LLC	1.87500000%	16.66666667%	0.00000000%	27.77777778%	12.50000000%
Union Bank. N.A.	8.33333333%	16.66666667%	0.00000000%	0.00000000%	0.00000000%
Siemens Financial Services, Inc.	9.58333333%	0.00000000%	0.00000000%	0.00000000%	0.00000000%
CoBank, ACS	6.87500000%	0.00000000%	0.00000000%	0.00000000%	0.00000000%
DnB Nor Bank ASA	6.87500000%	0.00000000%	0.00000000%	0.00000000%	0.00000000%
Landesbank Hessen ThOringen Girozentrale, New York Branch	6.87500000%	0.00000000%	0.00000000%	0.00000000%	0.00000000%
Societe Generale	5.83333333%	8.33333333%	0.00000000%	0.00000000%	0.00000000%
Lloyds TSB Bank pie	6.87500000%	0.00000000%	0.00000000%	0.00000000%	0.00000000%
Sumitomo Mitsui Banking Corporation	6.87500000%	0.00000000%	0.00000000%	0.00000000%	0.00000000%
Sovereign Bank	6.87500000%	0.00000000%	0.00000000%	0.00000000%	0.00000000%
The Bank of Nova Scotia	0.00000000%	0.00000000%	100.00000000%	21.11111111%	0.00000000%
CIT Capital USA Inc.	2.08333333%	4.16666667%	0.00000000%	0.00000000%	0.00000000%
CIT Bank	2.08333333%	4.16666667%	0.00000000%	0.00000000%	0.00000000%
Associated Bank, N.A.	5.20833333%	0.00000000%	0.00000000%	0.00000000%	0.00000000%
Credit Industrial et Commercial	5.20833333%	0.00000000%	0.00000000%	0.00000000%	0.00000000%
Landesbank Baden-Wuerttemberg, New York Branch	5.20833333%	0.00000000%	0.00000000%	0.00000000%	0.00000000%
Total	100.00000000%	100.00000000%	100.00000000%	100.00000000%	100.00000000%